Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2012 of Northeast Investor Growth Fund, a Massachusetts business trust (the “Registrant”).

I, William A. Oates, Jr., the President of the Registrant, certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	March 8, 2013

By:	/s/ William A. Oates, Jr.
William A. Oates, Jr.
President Chief Executive Officer

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2012 of Northeast Investor Growth Fund, a Massachusetts business trust (the “Registrant”).

I, John F. Francini, Chief Financial Officer of the Registrant, certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	March 8, 2013

By:	/s/ John F. Francini
John F. Francini
Chief Financial Officer (Principal Financial Officer)